UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2014

WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

Amendment to Bank of New York Mellon Rights Agreement

On July 10, 2014, Wilhelmina International, Inc. (the “Company”) entered into a Fourteenth Amendment (the “Fourteenth Amendment”) to the Company’s Rights Agreement dated as of July 10, 2006, as amended, by and between the Company and The Bank of New York Mellon Trust Company, as rights agent (the “Rights Agreement”). The Fourteenth Amendment, among other things, (i) amends the definition of Acquiring Person (as defined in the Rights Agreement) to provide that no reporting person on the NP-Lorex Schedule 13D (as defined below) (each, a “NP-Lorex Schedule 13D Reporting Person”) shall be deemed to be an Acquiring Person solely by virtue of (a) the Mutual Support Agreement dated August 25, 2008, as amended on October 18, 2010, between Newcastle Partners, L.P., Lorex Investments AG, Dieter Esch, Brad Krassner and Krassner Family Investments L.P. (and any agreement in respect of acquiring, holding, voting or disposing of any securities of the Company contained therein) (the “Mutual Support Agreement”) or (b) any shares of the Company’s common stock that may be deemed to be beneficially owned by, or otherwise attributed to, a NP-Lorex Schedule 13D Reporting Person (but not owned directly by such NP-Lorex Schedule 13D Reporting Person) solely by virtue of the existence of the Mutual Support Agreement or such NP-Lorex Schedule 13D Reporting Person’s membership in any Section 13(d) “group” that may be considered to exist among NP-Lorex Schedule 13D Reporting Persons, as reported pursuant to the NP-Lorex Schedule 13D (“Attributed Shares”), (ii) amends the definition of Triggering Event (as defined in the Rights Agreement) to provide that no Triggering Event shall result solely by virtue of the existence of the Mutual Support Agreement or any Attributed Shares, (iii) provides that a Distribution Date (as defined in the Rights Agreement) shall not be deemed to have occurred solely by virtue of the existence of the Mutual Support Agreement or any Attributed Shares and (iv) provides that neither existence of the Mutual Support Agreement nor any Attributed Shares shall be deemed to be events that cause the Rights (as defined in the Rights Agreement) to become exercisable.  The “NP-Lorex Schedule 13D” means the Schedule 13D dated June 19, 2014 jointly filed by Newcastle Partners, L.P., Newcastle Capital Group, L.L.C., Newcastle Capital Management, L.P., NCM Services Inc., the Schwarz 2012 Family Trust, Mark E. Schwarz, John Murray, Clinton Coleman, James Dvorak, Lorex Investments AG, Dieter Esch and Peter Marty, as may be subsequently amended; provided that both Newcastle Partners, L.P. and Lorex Investments A.G. are reporting persons thereon.  The Fourteen Amendment also provides for certain other conforming and technical amendments to the terms and provisions of the Rights Agreement.

The foregoing description of the Fourteenth Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Fourteenth Amendment, which is attached as Exhibit 4.1 hereto.

Item 3.03.         Material Modification to Rights of Security Holders.

Amendment to Bank of New York Mellon Rights Agreement

The information set forth in Item 1.01 with respect to the Fourteenth Amendment is incorporated by reference into this Item 3.03.

Reverse Stock Split

On July 11, 2014, the Company filed a certificate of amendment to the Company's restated certificate of incorporation (the “Certificate of Amendment”) which effected a reverse stock split (the “Reverse Stock Split”) of the Company's common stock (the “Common Stock”) at a ratio of one share for twenty shares. The Company's stockholders previously approved the granting of authority to the Company’s Board of Directors to effect a reverse stock split at a ratio between one-for-ten and one-for-forty at the Company’s annual meeting of stockholders held on September 26, 2013. The Company's Board of Directors approved the implementation of the Reverse Stock Split and the applicable ratio of one-for-twenty on July 7, 2014.

The Certificate of Amendment provided that, effective as of 5:00pm (Eastern Time) on July 11, 2014, every twenty outstanding shares of Common Stock were combined automatically into one share of Common Stock.  Fractional shares resulting from the Reverse Stock Split were cancelled and stockholders otherwise entitled to a fractional share will receive a cash payment in lieu of the fractional share based on the average of the last reported sales price of Wilhelmina's common stock as quoted on the OTCBB for the five business days prior to the effectiveness of the Reverse Stock Split (which average price is $.30, or $6.00 per whole share on a split adjusted basis).  The Certificate of Amendment also proportionally reduced the Company’s authorized shares of Common Stock from 250,000,000 million shares to 12,500,000 shares.  The rights and privileges of the holders of the Common Stock are unaffected by the Reverse Stock Split.

The foregoing description of the Certificate of Amendment and the Reverse Stock Split does not purport to be complete and is qualified in its entirety by reference to full text of the Certificate of Amendment, which is attached as Exhibit 3.1.

Trading of the Common Stock on a split-adjusted basis began at the opening of trading on July 14, 2014.

On July 11, 2014, the Company issued a press release announcing the reverse stock split effective on July 11, 2013 and the commencement of trading on a split-adjusted basis on July 14, 2014. The full text of the press release is attached as Exhibit 99.1.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws.

On July 11, 2014, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware, a copy of which is attached hereto as Exhibit 3.1, to effect the Reverse Stock Split. The information set forth in Item 3.03 with respect to the Certificate of Amendment and the Reverse Split is incorporated by reference into this Item 5.03.

Item 9.01.          Financial Statements and Exhibits.

     (d)          Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Wilhelmina International, Inc. dated July 11, 2014
4.1	Fourteenth Amendment to Rights Agreement dated July 10, 2014 by and between Wilhelmina International, Inc. and The Bank of New York Mellon Trust Company
99.1	Press Release issued by Wilhelmina International, Inc. on July 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 15, 2014	WILHELMINA INTERNATIONAL, INC.

	By:	/s/ John P. Murray
		Name:	John P. Murray
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Wilhelmina International, Inc. dated July 11, 2014
4.1	Fourteenth Amendment to Rights Agreement dated July 10, 2014 by and between Wilhelmina International, Inc. and The Bank of New York Mellon Trust Company
99.1	Press Release issued by Wilhelmina International, Inc. on July 11, 2014